UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2025

ARES ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41691	98-1592112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor
New York, New York	10167
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one redeemable warrant	AACT.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	AACT	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AACT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 8.01 of this on Form 8-K (this “Current Report”) is incorporated by reference into this Item 3.02. The Non-Redemption Warrants (as defined below), the Non-Redemption Shares (as defined below) and shares of Common Stock (as defined below) issuable upon exercise of the Non-Redemption Warrants that are being offered to investors pursuant to each Non-Redemption Agreement - Warrant (as defined below) and Non-Redemption Agreement – Stock (as defined below), as applicable, will be issued pursuant to one or more exemptions under Rule 4(a)(2) or Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), based on representations made by the investors in the non-redemption agreements.

Item 7.01.	Regulation FD Disclosure.

On September 23, 2025, Ares Acquisition Corp II, a Cayman Islands exempted company (“AACT”), and Kodiak Robotics, Inc., a Delaware corporation (“Legacy Kodiak”), issued a joint press release announcing certain updates related to the proposed business combination (as defined below) and the Extraordinary General Meeting (as defined below). The press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

As previously announced on April 14, 2025, AACT, Legacy Kodiak, and AAC II Merger Sub, Inc., a Delaware corporation, have entered into a Business Combination Agreement (the “Business Combination Agreement”), in connection with the proposed business combination between AACT and Legacy Kodiak (the “proposed business combination”). Pursuant to the terms of the Business Combination Agreement, subject to obtaining the required shareholder approvals and at least one day prior to the time of the closing (the “Closing”) of the proposed business combination, AACT will deregister as a Cayman Islands exempted company and transfer by way of continuation to and domesticate as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). In connection with the Domestication, AACT will change its name to “Kodiak AI, Inc.” (such company after the Domestication, “Kodiak”). In connection with the Closing, each then issued and outstanding Class A ordinary share of AACT, par value $0.0001 per share (the “Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into one share of common stock, par value $0.0001 per share, of Kodiak (the “Common Stock”). On August 29, 2025, AACT filed a definitive proxy statement (as supplemented, the “proxy statement/prospectus”) in connection with the extraordinary general meeting of shareholders of AACT (the “Extraordinary General Meeting”), to vote upon, among other things, a proposal to adopt and approve the transactions contemplated by the Business Combination Agreement.

Non-Redemption Agreements

Non-Redemption Agreement - Warrant

On September 22, 2025, AACT entered into non-redemption agreements (each, a “Non-Redemption Agreement - Warrant”) with certain unaffiliated third-party holders of Class A Ordinary Shares (such third-party holders, the “NRA Warrant Investors”) in exchange for such NRA Warrant Investors’ agreement to not redeem (or to rescind their redemption request of) an aggregate of 2,453,763 Class A Ordinary Shares in connection with the Extraordinary General Meeting. In exchange for such commitment, AACT agreed that immediately following the consummation of the proposed business combination, Kodiak will issue to the NRA Warrant Investors, for no additional consideration, warrants to purchase up to an aggregate of 7,606,666 shares of Common Stock (the “Non-Redemption Warrants”).

The Non-Redemption Warrants will be immediately exercisable upon issuance and will expire six years from the closing date of the Business Combination. The Non-Redemption Warrants, if exercised, will be exercised on a cash or cashless basis at Kodiak’s election. Each Non-Redemption Warrant is initially exercisable at $12.00 per share of Common Stock, subject to adjustments for stock dividends, splits, combinations and similar events and customary anti-dilution adjustments, including with respect to certain future issuances or sales of Common Stock at prices less than the exercise price then in effect. In addition, if the trailing 45-day volume-weighted average price of Common Stock on the 46th trading day following the date that is six months after the date of the closing date of the proposed business combination (the “Closing Date”) is less than the exercise price then in effect, the exercise price will be adjusted to the greater of (i) such volume weighted average price and (ii) $8.00. Further, if the trailing 45-day volume-weighted average price of Common Stock on the 46th trading day following the date that is nine months after the Closing Date is less than the exercise price then in effect, the exercise price will be adjusted to the greater of (i) such volume weighted average price and (ii) $6.00. Each Non-Redemption Agreement - Warrant also provides for certain customary registration rights with respect to the shares of Common Stock underlying the Non-Redemption Warrants.

Each Non-Redemption Agreement - Warrant shall terminate and be in no further force or effect upon the earliest to occur of (a) the termination of the Business Combination Agreement in accordance with its terms, (b) the mutual written consent of the parties thereto and (c) the grant of the applicable Non-Redemption Warrants to such NRA Warrant Investor following the consummation of the proposed business combination.

Non-Redemption Agreements – Stock

On September 22, 2025, AACT and Legacy Kodiak entered into non-redemption agreements (each, a “Non-Redemption Agreement – Stock”) with several unaffiliated third-party holders of Class A Ordinary Shares (such third-party holders, the “NRA Common Stock Investors”) on the same terms in exchange for their agreement to not redeem (or to rescind their redemption request of) an aggregate of 865,949 Class A Ordinary Shares in connection with the Extraordinary General Meeting. In exchange for the foregoing commitment, AACT has agreed that immediately prior to the consummation of the proposed business combination, Kodiak will issue the NRA Common Stock Investors, for no additional consideration, an aggregate of 368,028 shares of Common Stock (the “Non-Redemption Shares”).

Each Non-Redemption Agreement - Stock provides for certain customary registration rights with respect to the Non-Redemption Shares.

Each Non-Redemption Agreement - Stock shall terminate and be in no further force or effect upon the earliest to occur of (a) the termination of the proposed business combination agreement in accordance with its terms and (b) the mutual written consent of the parties.

Each Non-Redemption Agreement-Warrant and Non-Redemption Agreement - Stock is expected to increase the amount of funds that remain in the Trust Account established in connection with AACT’s initial public offering following the Extraordinary General Meeting. AACT and Legacy Kodiak may enter into additional, similar non-redemption agreements prior to or in connection with the Extraordinary General Meeting on substantially similar terms to the form of Non-Redemption Agreement - Stock or Non-Redemption Agreement - Warrant.

The foregoing descriptions of the Non-Redemption Agreement - Warrant and Non-Redemption Agreement - Stock are subject to and qualified in its entirety by reference to (i) the full text of the form of Non-Redemption Agreement - Warrant, a copy of which is included as Exhibit 10.1 to this Current Report; (ii) the full text of the form of Non-Redemption Agreement - Stock, a copy of which is attached as Exhibit 10.2 to this Current Report; and (iii) the full text of the form Warrant Certificate for the Non-Redemption Warrants, a copy of the form of which is attached as Exhibit 4.1 to this Current Report, and the terms of each are incorporated herein by reference.

For purposes of this Item 8.01, capitalized terms used but not defined in this Current Report shall have the meanings given to such terms in the proxy statement/prospectus. In addition, other than as modified by the information presented in this Current Report, this Item 8.01 reflects the qualifications, estimates and assumptions set forth in the proxy statement/prospectus. The information presented in this Current Report updates and supersedes the proxy statement/prospectus in all respects. For the avoidance of doubt, in the event of any discrepancy between the information presented in this Current Report and the proxy statement/prospectus, this information presented in this Current Report shall prevail.

The Stock Issuance Proposal of the proxy statement/prospectus is hereby updated to disclose the potential additional issuances of Common Stock to the NRA Common Stock Investors and following exercise of the Non-Redemption Warrants. As described above, in addition to the issuances previously disclosed in the proxy statement/prospectus, Kodiak expects to (i) issue an aggregate of 368,028 shares of Kodiak Common Stock to the NRA Common Stock Investors pursuant to all Non-Redemption Agreement - Stock that are currently in effect; and (ii) issue the Non-Redemption Warrants, which will be immediately exercisable into 7,606,666 shares of Common Stock. Kodiak and AACT may opportunistically seek additional capital in connection with or following the consummation of the proposed business combination to provide additional support for the Kodiak’s operating plan. As a result, Kodiak may issue additional Common Stock or securities convertible into or exercisable for Common Stock or other securities pursuant to subscription, purchase or similar agreements AACT may enter into prior to Closing.

AACT’s existing shareholders will experience dilution from the issuance of Common Stock to the NRA Common Stock Investors and, to the extent that any of the Non-Redemption Warrants are exercised for shares of Common Stock, AACT’s existing shareholders may experience additional dilution. Such dilution could, among other things, limit the ability of AACT’s current shareholders to influence Kodiak’s management through the election of directors following the Closing Date.

Postponement of Extraordinary General Meeting

On August 29, 2025, AACT filed the proxy statement/prospectus for the solicitation of proxies in connection with the Extraordinary General Meeting, as supplemented by the proxy statement/prospectus supplement No. 1, dated September 15, 2025. The Extraordinary General Meeting was originally scheduled to be held at 9:00 a.m., Eastern Time, on September 23, 2025, to be held in person at the offices Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022 and virtually via live webcast at https://www.cstproxy.com/aresacquisitioncorporationii/egm2025. The board of directors of AACT has decided to postpone the Extraordinary General Meeting to allow additional time for AACT to engage with its shareholders.

The postponed meeting will be held on September 23, 2025, at 2:00 p.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022 and conducted virtually via live webcast at https://www.cstproxy.com/aresacquisitioncorporationii/egm2025. If you do not have access to the internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8489057#. Please note that you will not be able to vote or ask questions at the Extraordinary General Meeting if you choose to participate telephonically.

All of AACT’s shareholders of record as of the close of business on August 20, 2025, are entitled to vote at the Extraordinary General Meeting. AACT’s shareholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies previously submitted by shareholders will continue to be valid for purposes of the postponed Extraordinary General Meeting. For more information on how to vote, please call the AACT’s proxy solicitor, Sodali & Co, at (800) 662-5200 for shareholders or (203) 658-9400 for bankers and brokers or email AACT.info@investor.sodali.com. More details about the proposed business combination and the resolutions to be voted upon at the Extraordinary General Meeting can be found in the proxy statement/prospectus relating to the proposed business combination which is available at: http://www.sec.gov. AACT reminds its shareholders that the AACT Board and the Special Committee have each recommended that AACT shareholders vote in favor of the proposed business combination.

Redemptions

In connection with the Extraordinary General Meeting, holders of 43,866,808 Class A Ordinary Shares validly exercised (and did not reverse or rescind, or agree to reverse or rescind, such redemption request) their right to redeem their shares for cash at a redemption price of approximately $11.45 per share, for an aggregate redemption amount of approximately $502.4 million after giving effect to the actions contemplated by each Non-Redemption Agreement - Stock and Non-Redemption Agreement - Warrant. As a result, approximately $502.4 million will be removed from the Trust Account to redeem such shares. After the redemptions have been effected, there will be 5,492,904 Class A Ordinary Shares held by public shareholders outstanding and 17,992,904 total Class A Ordinary Shares issued and outstanding. Upon payment of the redemptions, approximately $62.9 million will remain in the Trust Account before expenses, including an aggregate of 880,000 Class A Ordinary Shares that offset an aggregate of $10.0 million of commitments under AACT’s previously announced private placement of Class A Ordinary Shares that will close in connection with the Closing.

Forward Looking Statements

This Current Report includes “forward-looking statements” including regarding AACT’s or Legacy Kodiak’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “will,” “would” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding: Legacy Kodiak’s and AACT’s expectations with respect to the completion of investments into AACT or Legacy Kodiak, the impact or effect of the non-redemption agreements, the future performance and the success of the combined company following the consummation of the proposed business combination (the “combined company”); the expected benefits of the proposed business combination; the capitalization of the combined company after giving effect to the proposed business combination; Legacy Kodiak’s future capital requirements and sources and uses of cash; expectations regarding Legacy Kodiak’s expansion plans and opportunities; and the completion of any additional incremental financing. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Legacy Kodiak’s and AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Legacy Kodiak and AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the rapid evolution of autonomous vehicle technology and flaws or errors in Legacy Kodiak’s solutions or flaws in or misuse of autonomous vehicle technology in general; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the equity holders of Legacy Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks related to the rollout of Legacy Kodiak’s business and the timing of expected business milestones; the effects of competition on Legacy Kodiak’s business; supply shortages in the materials necessary for the production of the Kodiak Driver; risks related to working with third-party manufacturers for key components of the Kodiak Driver; risks related to the retrofitting of Legacy Kodiak’s vehicles by third parties; the termination or suspension of any of Legacy Kodiak’s contracts or the reduction in counterparty spending; delays in Legacy Kodiak’s operational roadmap with key partners and customers; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Legacy Kodiak, AACT or the combined company resulting from the proposed business combination with the SEC, including under the heading “Risk Factors” contained in the proxy statement/prospectus. If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Legacy Kodiak nor AACT presently know or that Legacy Kodiak and AACT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect Legacy Kodiak’s and AACT’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Legacy Kodiak and AACT anticipate that subsequent events and developments will cause Legacy Kodiak’s and AACT’s assessments to change. However, while Legacy Kodiak and AACT may elect to update these forward-looking statements at some point in the future, Legacy Kodiak and AACT specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Legacy Kodiak’s or AACT’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Legacy Kodiak, AACT, nor any of their respective affiliates have any obligation to update these forward-looking statements other than as required by law.

In addition, this Current Report contains certain information about the historical performance of Legacy Kodiak. You should not view information related to the past performance of Legacy Kodiak as indicative of future results. Certain information set forth in this Current Report includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

This Current Report relates to the proposed business combination between Legacy Kodiak and AACT. In connection with the proposed business combination, AACT and Legacy Kodiak initially filed a registration statement on Form S-4 with the SEC on May 14, 2025 (File No. 333-287278) (as amended from time to time, the “Registration Statement”), which includes a prospectus with respect to the combined company’s securities to be issued in connection with the proposed business combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the proposed business combination. The Registration Statement was declared effective by the SEC, and AACT commenced mailing, on August 29, 2025, the proxy statement/prospectus to the shareholders of AACT as of the record date established for voting on the proposed business combination. SECURITY HOLDERS OF LEGACY KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Legacy Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, New York 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through, the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

AACT, Legacy Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the proxy statement/prospectus, and the Registration Statement which was declared effective by the SEC on August 29, 2025, and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, is set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Legacy Kodiak or the combined company resulting from the proposed business combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Non-Redemption Warrant Certificate

10.1	Form of Non-Redemption Agreement - Warrant

10.2	Form of Non-Redemption Agreement - Stock

99.1	Press Release, dated as of September 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2025

ARES ACQUISITION CORPORATION II

By:	/s/ Allyson Satin
Name:	Allyson Satin
Title:	Chief Operating Officer